SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------



                        Date of Report (Date of Earliest
                        Event Reported): December 8, 2000

                             USA Biomass Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       Delaware                      0-17594                         33-0329559
----------------------        -----------------------             --------------
(State or Other                 (Commission File                   (IRS Employer
 Jurisdiction of                    Numbers)                Identification Nos.)
  Incorporation)

7314 Scout Avenue, Bell Gardens, California                           90201
-------------------------------------------                      --------------
  (Address of Principal Executive Offices)                         (Zip Code)

                                 (562) 928-9900
                   ------------------------------------------
                         (Registrants' telephone number,
                              including area code)

Item 3.           Bankruptcy or Receivership
                  --------------------------

         As previously disclosed under cover of a Current Report on Form 8-K, filed on December 11, 2000, USA Biomass Corporation (the "Registrant") and two of its affiliates, American Waste Transport, Inc. and American Greenwaste, Inc. (the "Affiliates"), filed voluntary petitions for relief under the provisions of Title 11 of the United States Code in the United States Bankruptcy Court for the Central District of California, Los Angeles Division, on December 8, 2000.

Item 5.           Other Events.
                  ------------

         The Registrant and its Affiliates are required to file Monthly Operating Reports and Interim Statements with the Office of the United States Trustee for the Central District of California (the "United States Trustee") pursuant to the United States Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto, as Exhibits 99.1 through 99.42, are reports that the Registrant has filed with the United States Trustee for the following monthly periods: December 8, 2000 through December 31, 2000, January 1, 2001 through January 31, 2001, February 1, 2001 through February 28, 2001, March 1, 2001 through March 31, 2001, April 1, 2001 through April 30, 2001, May 1, 2001 through May 31, 2001, and June 1, 2001 through June 30, 2001 (the "Reports").

         The Reports may contain various forward-looking statements with respect to the Registrant's financial condition, results of operations and business. These forward-looking statements are subject to numerous assumptions, risks and uncertainties and a number of factors could cause actual results to differ materially from those projected or implied in such forward-looking statements. These factors include, but are not limited to, risks related to the Registrant's decision to file its Chapter 11 petition; the risk that the Registrant's positions regarding the automatic stay under the bankruptcy laws may not be accepted by the courts; the risk that a trustee will be appointed to operate the Registrant's business; risks related to the Registrant's ability to operate successfully under a Chapter 11 proceeding; risks associated with the ability of the Registrant to perform profitably under its contracts; and risks associated with the management of the Registrant's growth in the biomass, solid waste transportation, recycling and related industries, changes in general economic conditions, various conditions specific to the clean green waste processing industries, and factors discussed in the Registrant's quarterly and annual reports previously filed on Forms 10-QSB and 10-KSB. The Registrant undertakes no obligation to update any forward-looking statements.

         THE REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

         The Registrant is informed and believes that it is the subject of an informal inquiry by the staff of the Division of Enforcement of the United States Securities and Exchange Commission (the "Staff"). The Registrant has not been informed by the Staff as to the scope or subject matter of the informal inquiry.

          Effective October 14, 2000, Robert A. Wright and Fred H. Behrens resigned from their positions as Directors of Registrant.

Item 7.           Exhibits.
                  --------

         99.1      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.2      USA  Biomass   Corporation   Revised   Debtor  in  Possession
                   Operating Report No. 1, for the period of December 8, 2000 through December 31, 2000. (1)

         99.3      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.4      USA  Biomass   Corporation   Revised   Debtor  in  Possession
                   Operating Report No. 2, for the period of January 1, 2001 through January 31, 2001. (1)

         99.5      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.6      USA  Biomass   Corporation   Revised   Debtor  in  Possession
                   Operating Report No. 3, for the period of February 1, 2001 through February 28, 2001. (1)

         99.7      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.8 USA Biomass Corporation Debtor in Possession Operating Report No. 4, for the period of March 1, 2001 through March 31, 2001. (1)

         99.9      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.10 USA Biomass Corporation Debtor in Possession Operating Report No. 5, for the period of April 1, 2001 through April 30, 2001. (1)

         99.11     USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.12 USA Biomass Corporation Debtor in Possession Operating Report No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.13 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.14 American Waste Transport, Inc. Revised Debtor in Possession Operating Report No. 1, for the period of December 8, 2000 through December 31, 2000. (1)

         99.15 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.16 American Waste Transport, Inc. Revised Debtor in Possession Operating Report No. 2, for the period of January 1, 2001 through January 31, 2001. (1)

         99.17 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.18 American Waste Transport, Inc. Revised Debtor in Possession Operating Report No. 3, for the period of February 1, 2001 through February 28, 2001. (1)

         99.19     American Waste Transport,  Inc. Debtor in Possession  Interim
                   Statement No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.20 American Waste Transport, Inc. Debtor in Possession Operating Report No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.21     American Waste Transport,  Inc. Debtor in Possession  Interim
                   Statement No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.22 American Waste Transport, Inc. Debtor in Possession Operating Report No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.23 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.24 American Waste Transport, Inc. Debtor in Possession Operating Report No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.25     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.26 American Greenwaste, Inc. Debtor in Possession Operating Report No. 1, for the period of December 8, 2000 through December 31, 2000. (1)

         99.27     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.28 American Greenwaste, Inc. Debtor in Possession Operating Report No. 2, for the period of January 1, 2001 through January 31, 2001. (1)

         99.29     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.30 American Greenwaste, Inc. Debtor in Possession Operating Report No. 3, for the period of February 1, 2001 through February 28, 2001. (1)

         99.31     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.32 American Greenwaste, Inc. Debtor in Possession Operating Report No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.33     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.34 American Greenwaste, Inc. Debtor in Possession Operating Report No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.35     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.36 American Greenwaste, Inc. Debtor in Possession Operating Report No. 6, for the period of May 1, 2001 through May 31, 2001.


         99.37     USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 7, for the period of June 1, 2001 through June 30, 2001.

         99.38     USA  Biomass   Corporation  Debtor  in  Possession  Operating
                   Report No. 7, for the period of June 1, 2001 through June 30, 2001.


         99.39 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 7, for the period of June 1, 2001 through
                   June 30, 2001.

         99.40 American Waste Transport, Inc. Debtor in Possession Operating Report No. 7, for the period of June 1, 2001 through
                   June 30, 2001.

         99.41     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 7, for the period of June 1, 2001 through June 30, 2001.

         99.42 American Greenwaste, Inc. Debtor in Possession Operating Report No. 7, for the period of June 1, 2001 through June 30, 2001.

         -----------

         (1) The Registrant has omitted certain insurance schedules and policies. The Registrant agrees to furnish a copy of any omitted schedule or policy to the Commission upon its request.



                                           SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           USA BIOMASS CORPORATION


                                           By /s/ EUGENE W. TIDGEWELL
                                                  --------------------------
                                           Name:  Eugene W. Tidgewell
                                           Title: Chief Financial Officer
Date:    July 30, 2001

                                  Exhibit Index
                                  -------------

    Exhibit No.                          Description
    -----------                          -----------
         99.1      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.2      USA  Biomass   Corporation   Revised   Debtor  in  Possession
                   Operating Report No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.3      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.4      USA  Biomass   Corporation   Revised   Debtor  in  Possession
                   Operating Report No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.5      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.6      USA  Biomass   Corporation   Revised   Debtor  in  Possession
                   Operating Report No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.7      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.8 USA Biomass Corporation Debtor in Possession Operating Report No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.9      USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.10 USA Biomass Corporation Debtor in Possession Operating Report No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.11     USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.12 USA Biomass Corporation Debtor in Possession Operating Report No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.13 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.14 American Waste Transport, Inc. Revised Debtor in Possession Operating Report No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.15 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.16 American Waste Transport, Inc. Revised Debtor in Possession Operating Report No. 2, for the period of January 1, 2001 through January 31, 2001.

    Exhibit No.                          Description
    -----------                          -----------

         99.17 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.18 American Waste Transport, Inc. Revised Debtor in Possession Operating Report No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.19     American Waste Transport,  Inc. Debtor in Possession  Interim
                   Statement No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.20 American Waste Transport, Inc. Debtor in Possession Operating Report No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.21     American Waste Transport,  Inc. Debtor in Possession  Interim
                   Statement No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.22 American Waste Transport, Inc. Debtor in Possession Operating Report No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.23 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.24 American Waste Transport, Inc. Debtor in Possession Operating Report No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.25     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.26 American Greenwaste, Inc. Debtor in Possession Operating Report No. 1, for the period of December 8, 2000 through December 31, 2000.

         99.27     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.28 American Greenwaste, Inc. Debtor in Possession Operating Report No. 2, for the period of January 1, 2001 through January 31, 2001.

         99.29     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 3, for the period of February 1, 2001 through February 28, 2001.

    Exhibit No.                          Description
    -----------                          -----------

         99.30 American Greenwaste, Inc. Debtor in Possession Operating Report No. 3, for the period of February 1, 2001 through February 28, 2001.

         99.31     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.32 American Greenwaste, Inc. Debtor in Possession Operating Report No. 4, for the period of March 1, 2001 through March 31, 2001.

         99.33     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.34 American Greenwaste, Inc. Debtor in Possession Operating Report No. 5, for the period of April 1, 2001 through April 30, 2001.

         99.35     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.36 American Greenwaste, Inc. Debtor in Possession Operating Report No. 6, for the period of May 1, 2001 through May 31, 2001.

         99.37     USA  Biomass   Corporation   Debtor  in  Possession   Interim
                   Statement No. 7, for the period of June 1, 2001 through June 30, 2001.

         99.38     USA  Biomass   Corporation  Debtor  in  Possession  Operating
                   Report No. 7, for the period of June 1, 2001 through June 30, 2001.

         99.39 American Waste Transport, Inc. Debtor in Possession Interim Statement No. 7, for the period of June 1, 2001 through
                   June 30, 2001.

         99.40 American Waste Transport, Inc. Debtor in Possession Operating Report No. 7, for the period of June 1, 2001 through
                   June 30, 2001.

         99.41     American  Greenwaste,   Inc.  Debtor  in  Possession  Interim
                   Statement No. 7, for the period of June 1, 2001 through June 30, 2001.

         99.42 American Greenwaste, Inc. Debtor in Possession Operating Report No. 7, for the period of June 1, 2001 through June 30, 2001.